Exhibit 99.1

Contango ORE, Inc. Announces Private Placement Financing with Alaska Future Fund

HOUSTON--(BUSINESS WIRE)--June 21, 2021--Contango ORE, Inc. (“CORE” or the “Company”) (OTCQB: CTGO) announced today that it has completed the sale of 523,809 shares of its Common Stock, par value US$0.01 per share, at a price of US$21 per share in a private placement to a strategic investor, the Alaska Future Fund (or “AFF”), and to Rick Van Nieuwenhuyse, the Company’s President and Chief Executive Officer. The Company will use the net proceeds of approximately US$ 10.9 million ($10 million from AFF, $1 million from Mr. Van Nieuwenhuyse and $0.1 million in expenses) from this offering to fund its proportionate share of the future exploration and development programs for Peak Gold, LLC, our joint venture with a subsidiary of Kinross Gold Corporation (“Kinross”); for exploration of the Company’s 100%-owned property; and for the Company's general corporate purposes. For further information on the Company, please visit our website at www.contangoore.com.

The shares of Common Stock were sold in an offering that is exempt from registration under the Securities Act of 1933, as amended. The Company agreed to provide certain registration rights to AFF that will allow it to sell the shares at a future date.

The Alaska Future Fund is managed by Barings, a US$ 325 billion financial services company that is owned by Massachusetts Mutual Life Insurance Company. Please see this link for more information on AFF: https://www.barings.com/us/guest/news/press-releases/barings-and-alaska-permanent-fund-corporation-announce-launch-of-alaska-investment-program.

Rick Van Nieuwenhuyse, the Company’s President and CEO commented, “This financing represents yet another important milestone for the Company. I believe attracting two premier financial institutions, the Alaska Future Fund and Barings, demonstrates the excitement around building Alaska’s next gold mine in partnership with Kinross and the Tetlin Tribe. I am also pleased to participate personally in this financing to demonstrate my resolve to add value for our shareholders, as well as to grow long-term value for the State of Alaska and Alaskans by building an Alaska-based and focused exploration and mining company.”

The Company is also happy to report that Peak Gold, LLC’s Manh Choh project remains on plan and on budget for the $18 million 2021 program with all in-fill drilling, along with metallurgical and geotechnical drilling now completed. The Peak Gold, LLC owners recently met to discuss and finalize the exploration phase of the program, which is now underway to find extensions and new resources to add to the current Measured and Indicated Resources totaling 9.2 M Tonnes @ 4.3 g/t Gold for 1.3 Million Ounces of Contained Gold Equivalent1 (100% basis owned by the Peak Gold, LLC, a 70% Kinross and 30% CORE Joint Venture Company – please see the Company’s press release https://www.contangoore.com/press-release/contango-ore-inc-announces-three-significant-corporate-updates for further details on the resource.

The Company is also pleased to inform shareholders and investors that the 2021 summer field season is underway. Our field programs include detailed mapping and geochemical sampling planned for our Hona and Eagle projects located immediately north of the Manh Choh project, and on our recently staked Shamrock project located 70 miles southeast of Fairbanks along the Alaska Highway. All three projects are located on State mining claims owned 100% by the Company. Please see our website for further details: https://www.contangoore.com/projects/overview#exploration

ABOUT CORE

CORE engages in exploration in Alaska for gold and associated minerals through a 30% interest in Peak Gold, LLC, which leases approximately 675,000 acres from the Tetlin Alaska Native Tribe for exploration and development, and through Contango Minerals Alaska, LLC, its wholly owned subsidiary, which holds exploration and development rights in approximately 220,000 acres. Additional information can be found on our web page at www.contangoore.com.

  The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in this press release are defined terms under the U.S. Securities and Exchange Commission’s (“SEC’s”) Industry Guide S-K1300. The estimation of measured resources and indicated resources involves greater uncertainty as to their existence and the legal and economic feasibility of extraction than the estimation of proven and probable reserves. Conversion of mineral resources to proven and probable mineral reserves generally requires a further economic study, such as a preliminary feasibility study or definitive feasibility study. Investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into mineral reserves.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on CORE’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by CORE or Peak Gold LLC; ability to realize the anticipated benefits of the recent transactions with an affiliate of Kinross; disruption from the transactions and transition of the Joint Venture Company’s management to an affiliate of Kinross, including as it relates to maintenance of business and operational relationships; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; CORE’s inability to retain or maintain its relative ownership interest in the Joint Venture; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by the COVID-19 outbreak; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of the recent presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect CORE’s exploration program or financial results are included in CORE’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

Contacts

Contango ORE, Inc.
Rick Van Nieuwenhuyse
(713) 877-1311
www.contangoore.com